Supplement dated January 22, 2024
to the following statutory prospectus(es):
J. P. Morgan Multi-Asset Choice and J. P. Morgan Multi-Asset Choice New York dated May 1, 2023

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective March 19, 2024, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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American Century Variable Portfolios, Inc. – American Century VP Growth Fund: Class I
2.
The Board of Directors (the "Board") of American Century Investments, approved the liquidation (the "Liquidation") pursuant to which the American Century Variable Portfolios, Inc. – American Century VP Growth Fund: Class I (the "Fund") will be liquidated. The liquidation is expected to occur on or about March 26, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to the Fidelity Variable Insurance Products Fund – VIP Government Money Market Portfolio: Initial Class
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-0801